SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 21, 2002
                      -----------------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

           Delaware                 001-8368                  51-0228924
           (State of         (Commission File No.)         (IRS Employer
            Incorporation)                           Identification No.)


                         1301 Gervais Street, Suite 300,
                         Columbia, South Carolina 29201

          (Address of principal executive offices, including zip code)


                                 (803) 933-4200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On March 21, 2002 the registrant issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description
-------------     -------------------------------------
99.1              Press Release issued March 21, 2002 (Filed herewith.)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        SAFETY-KLEEN CORP.



Date: March 22, 2002                     By:
                                             -----------------------
                                             Larry W. Singleton
                                             Executive Vice President and CFO




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                                  EXHIBIT INDEX

Exhibit No.      Description
----------       -----------

99.1             Press Release issued March 21, 2002 (Filed herewith.)

                                  Exhibit 99.1

FOR IMMEDIATE RELEASE                                   Media Contact: John Kyte
March 21, 2002                                                      803-933-4224

SAFETY-KLEEN RECEIVES APPROVAL OF EXTENSION AND INCREASE IN DEBTOR-IN-POSSESSION FINANCING

Columbia, SC - Safety-Kleen Corp. today announced that the U.S. Bankruptcy Court has approved the extension of Safety-Kleen's debtor-in-possession (DIP) financing and an increase in the DIP financing to $200 million - from the previously established $100 million - to accommodate additional cash and letter of credit requirements. Proceeds from the DIP financing may be used to fund, among other things, working capital, capital expenditures, general corporate purposes and certain other Chapter 11 expenses.

"The Court's approval of the extension and increase in our DIP financing is yet another important step forward in our efforts to emerge from bankruptcy," said Safety-Kleen Chairman, CEO and President Ronald A. Rittenmeyer.

Based in Columbia, SC, Safety-Kleen Corp. is the largest industrial and hazardous waste management company in North America, serving more than 400,000 customers in the United States, Canada, Mexico and Puerto Rico. Safety-Kleen Corp. is currently under Chapter 11 bankruptcy protection, which it entered into voluntarily on June 9, 2000.

PRIVATE SECURITIES LITIGATION REFORM ACT
Sections of this release constitute forward-looking statements that involve a number of risks and uncertainties. Many factors could cause actual results to differ materially from our expected results. These factors include risks associated with divestiture of the Chemical Services Division; emergence from Chapter 11 bankruptcy protection; continued productive relations with creditors; the continued availability of credit; changes in demand for the Company's services; and competition.

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